                                                                     EXHIBIT 1.2

                                  PSINET INC.

                 8,000,000 SHARES OF 6 3/4%SERIES C CUMULATIVE
                          CONVERTIBLE PREFERRED STOCK
                          1,200,000 ADDITIONAL SHARES)


                             UNDERWRITING AGREEMENT
                             ----------------------


                                                    April 28, 1999


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
As representatives of the
    several Underwriters
    named in Schedule I hereto
    c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
      277 Park Avenue
      New York, New York 10172

Dear Ladies and Gentlemen:


     PSINet Inc., a New York corporation (the "COMPANY"), proposes to issue and sell 8,000,000 shares of its 6 3/4% Series C Cumulative Preferred Stock, par value $.01 per share (the "FIRM SHARES"), to the several underwriters named in
Schedule I hereto (the "UNDERWRITERS").   The Company also proposes to issue and
sell to the several Underwriters not more than an additional 1,200,000 shares

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 2


of its preferred stock (the "ADDITIONAL SHARES") if requested by the Underwriters as provided in Section 2 hereof. Shares of preferred stock may be converted into shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK"), in accordance with, and at the conversion rate specified by, the Certificate of Amendment of the Certificate of Incorporation of the Company (the "CERTIFICATE OF AMENDMENT"). The Firm Shares and the Additional Shares are hereinafter referred to collectively as the "SHARES." The shares of preferred stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "PREFERRED STOCK." The Shares are to be issued pursuant to provisions of the Certificate of Amendment which conforms substantially to the description thereof in the Prospectus (as defined) and delivered and purchased pursuant to the terms of this Agreement. The Shares and the Common Stock are more fully described in the Registration Statement (as defined) and in the Prospectus.

     Section 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "COMMISSION") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "ACT"), a registration statement on Form S-3, including a related preliminary prospectus, and each supplement thereto (collectively, the "PRELIMINARY PROSPECTUS") relating to the Shares. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, and each supplement thereto, each which has previously been furnished to you. The Company will cause the prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to Rule 424(b) within the time period prescribed and will provide the Underwriters with satisfactory evidence of timely filing. The Company has complied with the conditions for the use of Form S-3. The registration statement, as amended at the time it became effective, including all exhibits thereto and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "REGISTRATION STATEMENT"; and the prospectus, and each supplement thereto, in the forms first used to confirm sales of Shares are hereinafter collectively referred to as the "PROSPECTUS." If the

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 3


Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional shares of Preferred Stock (A "RULE 462(B) REGISTRATION STATEMENT"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement.

     Section 2. Agreements to Sell and Purchase and Lock-Up Agreements. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per Share of $48.37 (the "PURCHASE PRICE") (inclusive of the Deposit Amount, as defined below) the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. In connection with the purchase of the Shares from the Company, each Underwriter agrees, severally but not jointly, to deposit, at the request of the purchasers of the Shares and on their behalf, an amount equal to 19.34% of the Purchase Price, plus a ratable amount to be deposited in respect of any Additional Shares purchased by the Underwriters sufficient to pay, together with the earnings thereon, any quarterly cash payment from the deposit account required to be made under the Deposit Agreement (as defined below) through the Deposit Expiration Date (as defined in the Deposit Agreement) (the "DEPOSIT AMOUNT"), into the account established pursuant to the Deposit Agreement between the Company and the deposit agent set forth therein (the "DEPOSIT AGREEMENT").

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 1,200,000 Additional Shares from the Company at the Purchase Price and upon delivery of the Deposit Amount relating to such Additional Shares into the deposit account pursuant to the Deposit Agreement. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 4


within 30 days after the date of this Agreement. You shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof and delivery of the related Deposit Amount, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company and, in connection therewith, deliver the related Deposit Amount for the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

     The Company hereby agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Preferred Stock or any securities convertible into or exercisable or exchangeable for Preferred Stock or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Preferred Stock (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Preferred Stock, or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 120 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period the Company may (i) grant stock options pursuant to the Company's Executive Stock Incentive Plan, Executive Stock Options Plan, Directors Stock Incentive Plan and Strategic Stock Incentive Plan, (ii) issue shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (iii) issue up to a total of $300,000,000 of shares of Common Stock under an effective registration statement which will be, filed for the sole purpose of registering shares of Common Stock to be issued in consideration for the

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 5


acquisition of, or investment in, another entity (the "ACQUISITION REGISTRATION STATEMENT"), and which are being issued solely for such purpose, (iv) issue shares of Common Stock under an effective registration statement which will be filed for the sole purpose of registering shares of Common Stock to be issued
(A) pursuant to the conversion of shares of the Preferred Stock or (B) in lieu of the payment of any cash dividend on, or in consideration of any cash payment from the deposit account established in respect of, the Preferred Stock (the "Common Stock Registration Statement"), and which are being issued solely for such purposes, or (v) issue such securities and take such other actions pursuant to the Rights Agreement dated as of May 8, 1996 between the Company and First Chicago Trust Company of New York, as Rights Agent, as amended. Except for the Acquisition Registration Statement and the Common Stock Registration Statement, the Company also agrees not to file any registration statement with respect to any shares of Preferred Stock or any securities convertible into or exercisable or exchangeable for Preferred Stock for a period of 120 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement substantially in the form of Exhibit A hereto executed by each of the directors and officers of the Company listed on Annex I hereto to the effect that such person will not, subject to the exceptions contained therein, during the period commencing on the date such person signs such agreement and ending 120 days after the date of the Prospectus, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, (A) engage in any of the transactions described in the first sentence of this paragraph or (B) make any demand for, or exercise any right with respect to, the registration of any shares of Preferred Stock or any securities convertible into or exercisable or exchangeable for Preferred Stock.

     Section 3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 6


     Section 4. Delivery and Payment. The Shares shall be represented by definitive certificates and shall be issued in such authorized denominations and registered in such names as Donaldson, Lufkin & Jenrette Securities Corporation shall request no later than two business days prior to the Closing Date (as defined below) or the applicable Option Closing Date (as defined below), as the case may be. The Company shall deliver the Shares, with any transfer taxes thereon duly paid by the Company, to Donaldson, Lufkin & Jenrette Securities Corporation through the facilities of The Depository Trust Company ("DTC"), for the respective accounts of the several Underwriters, against payment to the Company of the Purchase Price therefor and delivery by the several Underwriters of the related Deposit Amount by wire transfer of Federal or other funds immediately available in New York City. The certificates representing the Shares shall be made available for inspection not later than 9:30 a.m., New York City time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be, at the office of DTC or its designated custodian (the "DESIGNATED OFFICE"). The time and date of delivery and payment for the Firm Shares and the related Deposit Amount shall be 9:00 a.m., New York City time, on May 4, 1999 or such other time on the same or such other date as Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall agree in writing. The time and date of delivery and payment for the Firm Shares and the related Deposit Amount are hereinafter referred to as the "CLOSING DATE." The time and date of delivery and payment for any Additional Shares to be purchased by the Underwriters and the delivery of the related Deposit Amount shall be 9:00 a.m., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 or such other time on the same or such other date as Donaldson, Lufkin & Jenrette Securities Corporation and the Company shall agree in writing. The time and date of delivery and payment for any Additional Shares and the related Deposit Amount are hereinafter referred to as an "OPTION CLOSING DATE."

     The documents to be delivered on the Closing Date or any Option Closing Date on behalf of the parties hereto pursuant to Section 8 of this Agreement shall be delivered at the offices of Donaldson, Lufkin & Jenrette Securities

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 7


Corporation, 227 Park Avenue, New York, New York 10172, Attention: Syndicate Department, and the Shares shall be delivered at the Designated Office, all on the Closing Date or such Option Closing Date, as the case may be.

     Section 5.  Agreements of the Company.   The Company agrees with you:

       (a) To advise you immediately and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation, or the threatening, of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Company has filed or is required to file a Rule 462(b) Registration Statement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall propose to issue or issues any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to prevent the issuance, or obtain the withdrawal or lifting, of such order at the earliest possible time.

       (b) To furnish to you five copies of the signed Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.

       (c) To prepare the Prospectus, the form and substance of which shall be satisfactory to you, and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 8

period specified in Section 5(d) below, not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

       (d) Prior to 10:00 a.m., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the reasonable opinion of counsel for the Underwriters a Prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

       (e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the reasonable opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 9


       (f) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such registration or qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, the Preliminary Prospectus or the offering or sale of the Shares, in any jurisdiction in which it is not now so subject.

       (g) To mail and make generally available to its stockholders as soon as practicable an earnings statement covering the twelve-month period ending May 31, 2000 that shall satisfy the provisions of Section 11(a) of the Act, and to advise you in writing when such statement has been so made available.

       (h) During the period of three years after the date of this Agreement, to furnish to you as soon as available copies of all reports or other communications furnished to the record holders of Preferred Stock or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

       (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Act and all other fees and expenses in connection with the

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 10


preparation, printing, duplication, filing and distribution of the Registration Statement (including financial statements and exhibits), the Preliminary Prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) all reasonable document production charges and related expenses of counsel for the Underwriters (but not including their fees for professional services) related to producing this Agreement and any other agreements or documents produced by them in connection with the offering, purchase, sale or delivery of the Shares and delivery of the related Deposit Amount, (iv) all expenses in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and reasonable fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Shares by the National Association of Securities Dealers, Inc., (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Preferred Stock and all costs and expenses incident to the listing of the Shares on the Nasdaq National Market, (vii) the cost of printing certificates representing the Shares, (viii) the costs and charges of any transfer agent, registrar and/or depositary and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

       (j) To use its best efforts to list for quotation the Shares on the Nasdaq National Market and to maintain the listing of the Shares on the Nasdaq National Market for a period of three years after the date of this Agreement.

       (k) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 11


to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

     (l) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Shares, to file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 10:00 p.m., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     (m) The Company shall use its reasonable commercial efforts prior to July 1, 2000 to (i) seek approval from the holders of a majority of the outstanding shares of Common Stock, (ii) seek to amend its Certificate of Incorporation, or
(iii) take such other action in each case as required to permit payment of dividends on the Preferred Stock in the form of Common Stock and the Board of Directors shall recommend such approval or amendment to the Company's stockholders.

     Section 6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

     (a) As filed, the Registration Statement, as amended, and the final Prospectus, shall include all information required by Rule 430A to be included therein, together with all other such required information, with respect to the Shares, and the offering thereof, and except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Closing Date. At the time the Company first filed the Registration Statement, and on the date hereof, the Company complied with the conditions for use of Form S-3.

     (b) (i) On the effective date thereof, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Prospectus will, comply in all material respects with the applicable requirements of the Act, and the Securities Exchange Act of 1934, as

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 12


amended (the "EXCHANGE ACT"), and on the effective date thereof the Registration Statement did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement or if it has filed a Rule 462(b) Registration Statement before the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (or when they became effective) (A) will not (or did not) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(B) will (or did) comply in all material respects with the Act, and (iii) the Preliminary Prospectus did not and the Prospectus does not, and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (b) shall not apply to statements in or omissions from the Registration Statement, the Prospectus or a Rule 462(b) Registration Statement based upon information relating to the Underwriters furnished to the Company in writing by the Underwriters expressly for use therein.

     (c) Each of the Company and its subsidiaries has been duly incorporated or formed, is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation or formation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its respective properties. The Company and each of its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 13


     (d) Except as specified on Schedule A-2 or as otherwise disclosed in the
                                ------------
Prospectus, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens granted or issued by the Company or any of its subsidiaries relating to or entitling any person to purchase or otherwise to acquire any shares of the capital stock or other equity interest of the Company or any of its subsidiaries.

     (e) All outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and non-assessable, subject to
Section 630 of the New York Business Corporation Law (the "BCL").

     (f)  The entities listed on Schedule A-1 hereto are the only subsidiaries,
                                 ------------
direct or indirect, of the Company. The only significant subsidiaries of the Company, within the meaning of Rule 1-02(w) of Regulation S-X under the Act, are as set forth on Schedule A-2 hereto (the "SIGNIFICANT SUBSIDIARIES"). Except as
                ------------
specified on Schedule A-2:  all of the outstanding shares of capital stock of
             ------------
each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, subject, in the case of subsidiaries incorporated in the State of New York, to Section 630 of the BCL, and provided that the shares of each subsidiary incorporated or formed in jurisdictions outside the United States of America (the "U.S.") continue to be held by at least the minimum number of record owners necessary to ensure that such subsidiary will enjoy limited liability status under the laws of such jurisdiction, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN").

     (g) Each of this Agreement, the Deposit Agreement, the Certificate of Amendment and the instruments contemplated herein and therein (collectively, the "Operative Documents"), has been duly authorized, executed and delivered by the Company, and each of this Agreement and the Deposit Agreement is a valid obligation of the Company enforceable against the Company in accordance with

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 14


its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and by equitable principles of general applicability (whether considered in a proceeding in equity or at law).

     (h) The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, subject to Section 630 of the BCL, and the issuance of such Shares will not be subject to any preemptive or similar rights.

     (i) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

     (j) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, which violation or default would have a Material Adverse Effect.

     (k) The execution, delivery and performance of this Agreement and the Operative Documents by the Company, compliance by the Company with all provisions hereof and the consummation by the Company of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under applicable federal, state and foreign securities laws), including without limitation the Federal Communication Commission (the "FCC"), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 15


or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) assuming the Shares are offered, sold, issued and delivered under the circumstances contemplated by the Prospectus and this Agreement, violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

     (l) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or could reasonably be expected to become a party or to which any of their respective property is or could reasonably be expected to become subject, which could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect that are required to be described in the Registration Statement and Prospectus and are not so described.

     (m) Neither the Company nor, to the knowledge of the Company, any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 16


     (n) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect that are required to be described in the Registration Statement or Prospectus and are not so described.

     (o) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except those which have been commenced but not completed in respect of the recordation of title to certain real property in Switzerland or where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance in all material respects with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; except in the case of any of the foregoing, where such failure to be valid and in full force and effect or to be in compliance or the occurrence of any such event would not, singly or in the aggregate, have a Material Adverse Effect.

     (p) The Company has obtained competitive local exchange carrier ("CLEC") authorization or regulatory approval to provide CLEC services in each

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 17


of the following states: New York, Texas, Virginia and Colorado. No such regulatory approval has been withdrawn, modified or suspended and, to the Company's knowledge, no such regulatory approval is the subject of any legal challenge (except as disclosed in the Prospectus).

     (q) The accountants, PricewaterhouseCoopers LLP, that have certified the financial statements included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants with respect to the Company, as required by the Act and the Exchange Act. The historical financial statements, together with related notes, set forth in the Prospectus comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

     (r) The historical financial statements, together with related schedules and notes, forming part of the Registration Statement and Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Prospectus at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data relating to the Company and its subsidiaries set forth in or incorporated by reference in the Registration Statement and Prospectus (and any amendment or supplement thereto) are, in all material respects, fairly presented and, to the extent derived therefrom, prepared on a basis consistent with such financial statements and the books and records of the Company.

     (s) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the net proceeds thereof as described in the Registration Statement and Prospectus, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 18


     (t) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Shares to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

     (u) Since the respective dates as of which information is given in the Registration Statement and Prospectus other than as set forth in the Registration Statement and Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development that is reasonably expected to result in a material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development that is reasonably expected to result in a material adverse change in the capital stock of the Company or any of its subsidiaries or the consolidated long-term debt of the Company and its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any liability or obligation, direct or contingent, which could reasonably be expected to have a Material Adverse Effect.

     (v) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters on the Closing Date shall be deemed to be a representation and warranty by the Company to the Underwriters as of the date thereof (or such other date specified therein) as to the matters certified thereby.

     (w) The Preferred Stock (including the Shares) and the Dividend Shares, the Conversion Shares and the Deposit Shares (each as defined below) are or, in the case of the Dividend Shares, will be registered pursuant to Section 12(g) of the Exchange Act and are listed for quotation on the Nasdaq National Market.
The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Preferred Stock under the Exchange Act or

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 19


delisting the Preferred Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

     (x) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names ("INTELLECTUAL PROPERTY") currently employed by them in connection with the business now operated by them, except where the failure to own or possess or otherwise be able to acquire such intellectual property would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of such intellectual property which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     (y) The Company and its subsidiaries have good and marketable title to all real property owned by them and good and valid title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case, free and clear or all Liens and defects, except such as are described in the Registration Statement and Prospectus or referenced to on Schedule A-2 and such others as do not, singly or in the aggregate,
   ------------
materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     (z) The Company and its subsidiaries are in compliance in all material respects with all applicable laws, statutes, ordinances, rules or regulations of any

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 20


applicable jurisdiction, the enforcement of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

     (aa) The Company has filed with the Commission all documents required to have been filed by the Company pursuant to the Exchange Act. Each such document, when filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (bb) The Company and its subsidiaries carry or are entitled to the benefits of insurance in such amounts and covering such risks as is generally deemed by the Company to be adequate for their business, and all such insurance is in full force and effect.

     (cc) The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (dd) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of any of them, on the other hand, which is required by the Act to be described in the Registration Statement and Prospectus which is not described as required.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 21


     (ee) Neither the Company, nor, to the knowledge of the Company, any of its officers, directors, partners, employees or affiliates, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price or services concessions to customers) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or other person who was, is or is reasonably likely to be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (a) would reasonably be expected to subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), which would reasonably be expected to have a Material Adverse Effect, (b) if not given in the past, would reasonably be expected to have had a Material Adverse Effect or (c) if not continued in the future, would reasonably be expected to have a Material Adverse Effect.

     (ff) All material tax returns required to be filed by the Company in all jurisdictions have been so filed, except insofar as the failure to file such returns would not have a Material Adverse Effect, or appropriate extensions for such filings have been obtained as required by law. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company have been paid, other than those being contested in good faith and for which adequate reserves in accordance with generally accepted accounting principles have been provided. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company or the assets or property of the Company. The Company has made adequate charges, accruals and reserves in accordance with generally accepted accounting principles in the applicable financial statements included in the Prospectus in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 22


     (gg) The Company has not (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the date of the Preliminary Prospectus, except for underwriting fees, discounts and commissions agreed to by the Company in connection with the offering of the Shares and the concurrent offering of the Common Stock (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (hh) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company and any other person that would give rise to a valid claim against the Company or either of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Shares.

     (ii) The statements (including the assumptions described therein) included in the Prospectus, to the extent such statements constitute forward looking statements as defined in Rule 175(c) under the Act, (a) are to the Company's knowledge and belief, within the coverage of Rule 175(b) under the Securities Act and (b) were made by the Company with a reasonable basis and reflect the Company's good faith estimate of the matters described therein.

     (jj) To the knowledge of the Company (a) no action has been taken and no statue, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Shares or prevents or suspends the use of the Prospectus; (b) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Shares, prevents or suspends the sale of the Shares in any jurisdiction referred to in Section 4(d) hereof or that could adversely affect the consummation of the transactions contemplated by this Agreement or the Prospectus; and (c) every request of any securities authority or agency of any

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 23


jurisdiction for additional information has been complied with in all material respects.

     (kk) The disclosures in the Registration Statement and Prospectus related to Year 2000 compliance comply in all material respects with the requirements of SEC Release 33-7558.

     (ll) The Company has reserved for issuance 10,000,000 duly and validly authorized shares of Common Stock to pay any and all dividends or other distributions on the Preferred Stock payable in Common Stock pursuant to the Certificate of Amendment (the "DIVIDEND SHARES") and shall take such action as may be required to increase the number of Dividend Shares so reserved in the event that the number of Dividend Shares reserved as of the date hereof is insufficient. The Dividend Shares, when authorized and issued in accordance with the Certificate of Amendment, will have been duly and validly authorized and, when executed, countersigned and delivered in accordance with the Certificate of Amendment, will be duly and validly issued and outstanding, fully paid and non-assessable (subject to Section 630 of the BCL) and will not have been issued in violation of or subject to any preemptive rights. On the Closing Date or any Option Closing Date, the Dividend Shares will conform as to legal matters in all material respects to the description thereof contained in the Prospectus.

     (mm) The Company has reserved for issuance a sufficient amount of duly and validly authorized shares of Common Stock to issue upon the conversion of the Preferred Stock pursuant to the Certificate of Amendment (the "CONVERSION SHARES"). The Conversion Shares, when issued upon conversion of the Preferred Stock in accordance with the Certificate of Amendment, will have been duly and validly authorized and, when executed, countersigned and delivered against the delivery of shares of Preferred Stock therefor in accordance with the Certificate of Amendment, will be duly and validly issued and outstanding, fully paid and non-assessable (subject to Section 630 of the BCL) and will not have been issued in violation of or subject to any preemptive rights. On the Closing Date or any

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 24


Option Closing Date, the Conversion Shares will conform as to legal matters in all material respects to the description thereof contained in the Prospectus.

     (nn) The Company has reserved for issuance 5,000,000 duly and validly authorized shares of Common Stock to issue and sell pursuant to the Deposit Agreement (the "DEPOSIT SHARES") and shall take such action as may be required to increase the number of Deposit Shares so reserved in the event that the number of Deposit Shares reserved as of the date hereof is insufficient. The Deposit Shares, when authorized and issued in accordance with the Deposit Agreement, will have been duly and validly authorized and, when executed, countersigned and delivered against payment therefor in accordance with the Deposit Agreement, will be duly and validly issued and outstanding, fully paid and non-assessable (subject to Section 630 of the BCL) and will not have been issued in violation of or subject to any preemptive rights. On the Closing Date or any Option Closing Date, the Deposit Shares will conform to legal matters in all material respects to the description thereof contained in the Prospectus.

     (oo) The Certificate of Amendment will be filed prior to the Closing Date with the Secretary of State of the State of New York and will have become effective on or prior to the Closing Date, in accordance with the provisions of the BCL.

     The Company acknowledges that the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 8(e) hereof, counsel to the Company and counsel to the Representatives will rely upon the accuracy and truth of the foregoing representations and warranties and hereby consents to such reliance.

Section 7.  Indemnification.

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 25


     (a) The Company agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, expenses, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, expenses, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or the Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by or on behalf of such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to the Preliminary Prospectus shall not inure to the benefit of any Underwriter who failed to deliver a Prospectus, as then amended or supplemented (so long as the Prospectus and any amendments or supplements thereto was provided by the Company to the several Underwriters in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date), to the person asserting any losses, claims, damages, expenses, liabilities or judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Prospectus, as so amended or supplemented, and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person.

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 26


     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or the Preliminary Prospectus.


     (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability wich it may have under this Section 7, except to the extent that the indemnifying party has been prejudiced in any material respect by such failure, or from any liability that it may have otherwise) and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all reasonable fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), the Underwriter shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the
expense of such Underwriter).   Any indemnified party shall have the right to
employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 27


the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, expenses, liabilities and judgments by reason of any settlement of any action
(i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 28


     (d) To the extent the indemnification provided for in this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, expenses, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, expenses, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 29


paid or payable by an indemnified party as a result of the losses, claims, expenses, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, expenses, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

     (e) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     Section 8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares and deliver the related Deposit Amount under this Agreement are subject to the satisfaction of each of the following conditions:

     (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

     (b) If the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., New York City time, on the

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 30


date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

     (c) You shall have received on the Closing Date a certificate, dated the Closing Date, signed, on behalf of the Company, by William L. Schrader and Edward D. Postal, in their capacities as the Chairman and Chief Executive Officer and Senior Vice President and Chief Financial Officer, respectively, of the Company, confirming the matters set forth in Sections 8(a) and 8(b) and stating that, to the best of their knowledge based upon reasonable investigation, the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

     (d) Since the respective dates as of which information is given in the Prospectus, other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 8(d)(i), 8(d)(ii) or 8(d)(iii), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Nixon, Hargrave, Devans & Doyle LLP, counsel for the Company (or, as to

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 31


matters relating to foreign subsidiaries, such other local counsel as may be satisfactory to the Underwiters) to the effect that:

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of New York and has the corporate power and authority to carry on its business as described in the Registration Statement and Prospectus and to own, lease and operate its properties as described in the Registration Statement and the Prospectus;

               (ii) the Company is duly qualified as a foreign corporation to transact business and is in good standing in the Commonwealth of Virginia and in each other U.S. jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a Material Adverse Effect;

               (iii) the authorized capital stock of the Company consists of (i) 30,000,000 shares of preferred stock of the Company, par value $.01 per share, 1,000,000 shares of which have been designated Series A Junior Participating Preferred Stock; and 9,200,000 shares of which have been designated 6 3/4% Series C Cumulative Convertible Preferred Stock, and;
       (ii) 250,000,000 shares of common stock of the Company, par value $.01 per share;

               (iv) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and, to such counsel's knowledge, are fully paid, non-assessable (subject to Section 630 of the BCL) and not subject to any preemptive or similar rights;

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 32


               (v) each of the Significant Subsidiaries (each, a "SIGNIFICANT SUBSIDIARY" and collectively, the "SIGNIFICANT SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a Material Adverse Effect; except as provided on Schedule A-2: all of the issued and
                                     ------------
       outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued, and, to such counsel's knowledge, is fully paid and non-assessable, subject, in the case of each Significant Subsidiary incorporated in the State of New York, to Section 630 of the BCL, and provided that the shares of each subsidiary incorporated in jurisdictions outside the U.S. continue to be held by at least the minimum number of record owners necessary to ensure that such subsidiary will enjoy limited liability status under the laws of such jurisdiction; to the knowledge of such counsel, except as specifically noted, all of the issued and outstanding capital stock of each such Significant Subsidiary is owned by the Company, directly or through subsidiaries, except for such shares as are held by a minimum number of recordholders to ensure that such subsidiary will enjoy limited liability status under the laws of its jurisdiction of incorporation, free and clear of any security interest or adverse claim (as defined in Article 8 of the Uniform Commercial Code);

               (vi) the Shares have been duly authorized and when issued, delivered and sold by the Company against payment therefor in accordance with this Agreement will be duly authorized, validly

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 33


       issued, fully paid and non-assessable (subject to Section 630 of the BCL) and, to the knowledge of such counsel, will not be subject to any preemptive rights of any shareholder of the Company or any similar rights. The Shares and the Additional Shares conform in all material respects as to legal matters to the descriptions thereof contained in the Registration Statement and the Prospectus under the caption "Description of Preferred Stock." The form of certificate evidencing the Shares to be delivered hereunder complies as to form in all material respects with the requirements of the BCL.

               (vii) such counsel is of the opinion ascribed to it in the Prospectus under the caption "Certain Federal Income Tax Consequences," subject to the qualifications and limitations contained thereunder;

               (vii) to such counsel's knowledge, neither the Company nor any of its Significant Subsidiaries is in violation of its respective certificate of incorporation or by-laws, except to the extent any such violation would not have a Material Adverse Effect;

               (ix) to such counsel's knowledge, the Company and its Significant Subsidiaries are in compliance with all judgments, decrees and orders of any court to which they are subject, except to the extent any such violation or noncompliance would not have a Material Adverse Effect;

               (x) the execution, delivery and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under applicable federal, state and local securities laws), (ii) to such counsel's knowledge, constitute a breach of any of the

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 34


       terms or provisions of, or a default under, the charter or by-laws of the Company or any of the Significant Subsidiaries or any material indenture, loan agreement or mortgage filed or incorporated by reference as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1998 known to such counsel to which the Company or any of the Significant Subsidiaries is a party or by which the Company or any of the Significant Subsidiaries or their respective property is bound, (iii) to such counsel's knowledge, assuming the Shares are offered, sold, issued and delivered under the circumstances contemplated by the Prospectus and this Agreement, violate or conflict with any applicable law or any rule or regulation which in such counsel's experience is normally applicable to transactions of the type contemplated by this Agreement, or any judgment, order or decree known to such counsel of any court or any governmental body or agency having jurisdiction over the Company, any of the Significant Subsidiaries or their respective property, (iv) to such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, result in the imposition or creation of (or the obligation to create or impose) a Lien under, any material agreement, lease, instrument or indenture filed or incorporated by reference as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1998, or (v) to such counsel's knowledge, result in the termination, suspension or revocation of any material Authorization (as defined above) of the Company or any of its Significant Subsidiaries or result in any other impairment of the rights of the holder of any such Authorization, in each case in clause (ii), (iii),
       (iv) or (v) above (except in the case of the Shares), where the conflict, breach, default, imposition or violation, considered alone or taken together with all such other conflicts, breaches, impositions or violations, might have a Material Adverse Effect;

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 35

               (xi) except as disclosed in the Registration Statement and the Prospectus, such counsel does not know of any action, suit or proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject, before or brought by any court or governmental agency or body, which could reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect;

               (xii) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the net proceeds thereof as described in the Registration Statement and Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xiii) this Agreement has been duly authorized, executed and delivered by the Company;

               (xiv) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and, to such counsel's knowledge, no proceedings for that purpose are, pending before or threatened by the Commission;

               (xv) the statements under the captions "Description of Preferred Stock" and "Underwriting" in the Prospectus, except for the matters set forth in the third, fifth, eleventh and twelfth paragraphs under the caption "Underwriting", as to which such counsel need express no opinion, in each case, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings;

               (xvi) to such counsel's knowledge, there are no written contracts or agreements between the Company and any person

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 36


       granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company except as described in the Registration Statement and the Prospectus, and no person has the right which has not been waived to require the Company to include any securities with the Shares registered pursuant to the Registration Statement;

               (xvii) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for the financial statements, notes thereto and supporting schedules, and other financial, numerical, statistical and accounting information or data included or incorporated by reference therein as to which no opinion need be expressed) comply as to form in all material respects with the Act;

               (xviii) the Company has reserved for issuance 10,000,000 Dividend Shares. The Dividend Shares, when authorized and issued in accordance with the Certificate of Amendment, will have been duly authorized and, when executed, countersigned and delivered in accordance with the Certificate of Amendment, will be validly issued, fully paid and non-assessable (subject to Section 630 of the BCL); provided that prior to any such distribution of Dividend Shares, the Company's Certificate of Incorporation shall have been amended to permit such distribution to the holders of the Preferred Stock or the Company shall have obtained the approval for such distribution by the affirmative vote or the written consent of the holders of a majority of the outstanding shares of the Common Stock. On the Closing Date or any Option Closing Date, the Dividend Shares will conform as to legal matters in all material respects to the description thereof contained in the Prospectus;

               (xix) the Company has reserved for issuance a sufficient amount of Conversion Shares. The Conversion Shares, when issued upon conversion of the Preferred Stock in accordance with the

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 37


       Certificate of Amendment at a conversion price not less than the par value per share of the Common Stock, will have been duly authorized and, when executed, countersigned and delivered against the delivery of shares of Preferred Stock therefor in accordance with the Certificate of Amendment, will be validly issued, fully paid and non-assessable (subject to Section 630 of the BCL). On the Closing Date or any Option Closing Date, the Conversion Shares will conform as to legal matters in all material respects to the description thereof contained in the Prospectus.

               (xx) the Company has reserved for issuance 5,000,000 Deposit Shares. The Deposit Shares, when authorized and issued in accordance with the Deposit Agreement, will have been duly authorized and, when executed, countersigned and delivered against payment therefor in accordance with the Deposit Agreement, will be validly issued, fully paid and non-assessable (subject to Section 630 of the BCL); provided that prior to any such distribution of Deposit Shares, the Company's Certificate of Incorporation shall have been amended to permit such distribution to the holders of the Preferred Stock or the Company shall have obtained the approval for such distribution by the affirmative vote or the written consent of the holders of a majority of the outstanding shares of the Common Stock. On the Closing Date or any Option Closing Date, the Deposit Shares will conform as to legal matters in all material respects to the description thereof contained in the Prospectus.

    The opinion of Nixon, Hargrave, Devans & Doyle LLP described in Section 8(e) above shall be rendered to you at the request of the Company and shall so state therein. In rendering such opinion, such counsel may (i) rely on certificates of the Company or of officers of the Company as to matters of fact and on certificates of and other information from governmental officials, and
(ii) state that it is opining only as to matters of federal and New York law and, with respect to certain of the Significant Subsidiaries, the General Corporation

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 38

Law of the State of Delaware. In giving its opinion described in Section 8(e), such counsel shall also state that, although such counsel has not undertaken to determine independently, and therefore does not assume any responsibility, explicitly or implicitly, for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (and any amendments or supplements thereto), such counsel has participated in the preparation of the Registration Statement and the Prospectus (and any amendments or supplements thereto), including review and discussion of the contents thereof, and that based upon and subject to the foregoing, nothing has come to their attention that causes them to believe that (i) as of the date of the Registration Statement, the Registration Statement, as amended or supplemented, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading, and (ii) the Prospectus, as amended or supplemented, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need make no statement as to the financial statements (including, without limitation, pro forma financial statements), notes thereto and supporting schedules and other financial, numerical, statistical and accounting information and data (including, without limitation, other pro forma financial, numerical, statistical and accounting information and data) included in the Registration Statement and the Prospectus (and any amendments or supplements thereto) or omitted therefrom.
       In giving such opinion with respect to the matters covered by Section 8(e) counsel for the Company may state that its opinion and belief are based upon its participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified .


      (f) You shall have received on the Closing Date an opinion, dated the Closing Date, of Paul, Hastings, Janofsky & Walker, LLP counsel for the Underwriters, in form and substance reasonably satisfactory to you.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 39

     (g) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from PricewaterhouseCoopers LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (h)  The Company shall have delivered to you the agreements specified in
Section 2 hereof which agreements shall be in full force and effect on the Closing Date.

     (i) The Shares shall have been duly listed for quotation on the Nasdaq National Market.

     (j) The Company shall not have failed on or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company on or prior to the Closing Date.

     The several obligations of the Underwriters to purchase any Additional Shares hereunder and deliver the related Deposit Amount are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

     Section 9. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 40

financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase and deliver the related Deposit Amount for the Firm Shares or Additional Shares, as the case may be, which it has or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the total number of Firm Shares or Additional Shares, as the case may be, to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in
Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be,

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 41

which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this
Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase and deliver the related Deposit Amount for Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-
defaulting Underwriter and the Company.   In any such case which does not result
in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase and deliver the related Deposit Amount for Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to
(i) terminate their obligation hereunder to purchase such Additional Shares and deliver the related Deposit Amount or (ii) purchase not less than the number of Additional Shares and deliver the related Deposit Amount that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

     Section 10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to PSINet Inc., 510 Huntmar Park Drive, Herndon, Virginia 20170, Attention: David N.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 42

Kunkel, Executive Vice President and General Counsel, with a copy to Nixon, Hargrave, Devans & Doyle LLP, 437 Madison Avenue, New York, New York, 10022,
Attention: Richard F. Langan, Jr., and (ii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, and delivery of the related Deposit Amount, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company or any person controlling the Company, (ii) acceptance of the Shares and payment for them and the related Deposit Amount hereunder and (iii) termination of this Agreement.

     If for any reason the Shares are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 9), the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the several Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the reasonable fees and disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 7 hereof).

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, the

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 43

Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement, and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the principles of the conflicts of laws thereof.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
April 28, 1999
Page 44


                                   Very truly yours,

                                   PSINET INC.

                                       /s/ Edward D. Postal
                                   By:__________________________
                                      Name:  Edward D. Postal
                                      Title: Senior Vice President
                                             and Chief of Financial Officer


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.,
MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED
BEAR, STEARNS & CO. INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.


Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By: DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION

       /s/ Raymond Cleeman
    By:____________________________
       Name: Raymond Cleeman
       Title: Vice President

                                    ANNEX I
                                    -------


          Each of the executive officers and directors of the Company listed under "Management" in the Prospectus.

                                  SCHEDULE I
                                  ----------

Underwriters                                                       Number of
                                                                      Firm
                                                                  Shares to be
                                                                   Purchased
Donaldson, Lufkin & Jenrette Securities Corporation...........      4,800,000
Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated..............................................      1,600,000
Bear, Stearns & Co. Inc.......................................        800,000
BancBoston Robertson Stephens Inc.............................        400,000
Chase Securities Inc..........................................        400,000
                                                                    ---------

Total.........................................................      8,000,000
                                                                    =========

                                                                       EXHIBIT A
                                                                       ---------


                           [FORM OF LOCK-UP LETTER]
                                 [PSINET INC.]

                              [___________], 1999


PSINet Inc.
510 Huntmar Park Drive
Herndon, Virginia 20170

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO. INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
c/o Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, New York 10172

               Re:  Public Offering of Preferred Stock
                    ----------------------------------

Dear Ladies and Gentlemen:

          The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch & Co., Bear, Stearns & Co. Inc., BancBoston Robertson Stephens Inc., and Chase Securities Inc. (together, the "UNDERWRITERS"), propose to enter into an Underwriting Agreement with PSINet Inc., a New York corporation (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the Underwriters, including the Underwriters, of Eight Million (8,000,000) shares of 6 3/4% Series C Cumulative Convertible Preferred Stock, par value $0.01 per share, of the Company (the "PREFERRED STOCK").

          In consideration of the Underwriters' agreement to purchase and undertake the Public Offering of the Preferred Stock and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Preferred

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.
BEAR, STEARNS & CO., INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.
[__________], 1999
Page 2

Stock, Common Stock or any securities convertible into or exercisable or exchangeable for Preferred Stock or Common Stock or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Preferred Stock (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Preferred Stock, Common Stock or such other securities, in cash or otherwise), except to the Underwriters pursuant to the Underwriting Agreement, for a period of 120 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation; provided, however, that notwithstanding the foregoing, the undersigned may
--------  -------
transfer shares of Common Stock pursuant to one or more bona fide gifts (such
                                                        ---- ----
transferred shares of Common Stock being referred to as the "Gift Shares"), provided that each donee of Gift Shares enters into a lock-up agreement (each, a "Donee Lock-Up") substantially similar to this letter agreement except that this proviso shall not be included in any Donee Lock-Up.

          The undersigned also agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Preferred Stock or Common Stock or any securities convertible into or exercisable or exchangeable for Preferred Stock or Common Stock for a period of 120 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned shall be binding upon the heirs, personal Underwriters, successors, and assigns of the undersigned.

                    Very truly yours,


                    ____________________________________
                    (Signature)


                    ____________________________________
                    (Name - Please Type)


                    ____________________________________
                    (Address)


                    ____________________________________
                    (Social Security or Taxpayer Identification No.)

                    Number of shares owned or subject to warrants, options or convertible securities:___________